                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 AUGUST 10, 2001
                                 Date of Report
                        (Date of earliest event reported)



                        AMERICAN FINANCIAL HOLDING, INC.
             (Exact name of registrant as specified in its charter)


Delaware                               0-12666               87-0458888
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

                            2500 Wilcrest, Suite 540
                              Houston, Texas 77042
          (Address of principal executive offices, including zip code)


                                 (713) 780-4754
              (Registrant's telephone number, including area code)


                              700 Gemini, Suite 100
                              Houston, Texas 77058
                         (Former name or former address,
                          if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable to this filing.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 10, 2001, American Financial Holding, Inc., a Delaware corporation (the "Company"), pursuant to an Agreement and Plan of Merger, dated August 1, 2001, by and among the Company, ISO Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("Merger Sub"), Isolagen Technologies, Inc., a Delaware corporation ("Isolagen"), Gemini IX, Inc., a Delaware corporation ("Gemini"), and William K. Boss, Jr., Olga Marko and Dennis McGill, stockholders of Isolagen (the "Merger Agreement"), acquired in a privately negotiated transaction 100% of the issued and outstanding capital stock of Isolagen. Pursuant to the terms of the Merger Agreement, Merger Sub, together with Gemini, merged with and into Isolagen (the "Merger"), and Isolagen was the surviving corporation of the Merger. The Company issued 9,756,372 shares of restricted common stock, par value $0.001 per share, of the Company ("Common Stock") as consideration for the Merger, to retire certain of debts of Isolagen and in connection with certain bridge loans of Isolagen.

         Isolagen has developed and patented a process to create injectable collagen that is derived from a patient's own tissues. Prior to the Merger, Isolagen had no active business and was seeking funding to begin U.S. Food and Drug Administration ("FDA") trials of this process.

         Simultaneous with the Merger, the Company sold 1,346,669 shares of restricted Common Stock to certain accredited investors in a private placement transaction. The consideration paid by such investors for the shares of Common Stock aggregated $2,020,000. The net cash proceeds of this private placement will be used to fund Isolagen's research and development projects and the initial FDA trials of the Isolagen process, to explore the viability of entering foreign markets, to provide additional working capital and for general corporate purposes.

         The Company made the press release attached hereto as Exhibit 99.1 regarding the Merger and the private placement on August 22, 2001.

         There are no material relationships between the Company and its affiliates and Isolagen and its affiliates.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable to this filing.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On August 22, 2001, the Company dismissed Robison, Hill & Co. ("Robison Hill") as its independent accountants and auditors. The reports of Robison Hill on the Company's balance sheets as of December 31, 2000 and 1999 and related statements of operations, stockholders deficit and cash flows for the years then ended did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles; however, the accountant's report dated February 26, 2001 for the December 31, 2000 and 1999 financial statements did contain an explanatory paragraph that indicates that there is doubt as to the Company's ability to continue as a going concern. The Company's Board of Directors approved the dismissal of Robison Hill on August 22, 2001. During the fiscal years ended December 31, 2000 and 1999 and during the subsequent interim period prior to the dismissal of Robison Hill, there were no disagreements with Robison Hill on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During the fiscal years ended December 31, 2000 and 1999 and during the subsequent interim period prior to the dismissal of Robison Hill, there were no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

         The Company provided Robison Hill with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission (the "Commission") and requested that Robison Hill furnish the Company a letter addressed to the Commission stating whether Robison Hill agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Robison Hill's letter, dated August 21, 2001 is attached as Exhibit 16.1 hereto and incorporated by reference.

         Simultaneously with the dismissal of its former auditors, the Company engaged Pannell Kerr Forster of Texas, P.C. ("Pannell Kerr") as the Company's independent public auditors, replacing its former auditor, Robison Hill. The Company's Board of Directors approved the appointment of Pannell Kerr as the Company's independent accountants and auditors on August 22, 2001. During the two most recent fiscal years and subsequent interim periods, the Company has not consulted with Pannell Kerr regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).

ITEM 5.  OTHER EVENTS.

         Not applicable to this filing.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         At this time it is impracticable to provide the required financial statements for Isolagen, therefore, the required financial statements will be filed with the Commission no later than October 21, 2001.

(b)      PRO FORMA FINANCIAL INFORMATION.

         At this time it is impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X; therefore, the required pro forma financial information will be filed with the Commission no later than October 21, 2001.

(c)      EXHIBITS.

      EXHIBIT
      NUMBER                          TITLE OF DOCUMENT

       2.1 Agreement and Plan of Merger, dated August 1, 2001, by and among American Financial Holding, Inc., ISO Acquisition Corp., Isolagen Technologies, Inc., Gemini IX, Inc., and William K. Boss, Jr., Olga Marko and Dennis McGill (In accordance with Item 601 of Regulation S-K, the copy of the Merger Agreement filed with the Commission does not include the schedules or exhibits thereto. The Company agrees to furnish such information supplementally to the Commission upon request.)

       4.1 Letter of Transmittal for holders of promissory notes of Isolagen Technologies, Inc.

       4.2    Letter of Transmittal for stockholders of Isolagen Technologies,
              Inc.

       4.3    Letter of Transmittal for stockholders of Gemini IX, Inc.

       16.1   Letter from Robison, Hill & Co. dated August 21, 2001.

       99.1   Copy of the Company's press release dated August 22, 2001.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable to this filing.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable to this filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN FINANCIAL HOLDING, INC.


                                        By:     /s/ Michael Macaluso
                                           -------------------------------------
Dated:  August 22, 2001                        Michael Macaluso, President
                                               (Principal Executive Officer)

                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER                            DESCRIPTION
      ------                            -----------
       2.1    Agreement and Plan of Merger, dated August 1, 2001, by and among
              American Financial Holding, Inc., ISO Acquisition Corp., Isolagen
              Technologies, Inc., Gemini IX, Inc., and William K. Boss, Jr.,
              Olga Marko and Dennis McGill (In accordance with Item 601 of
              Regulation S-K, the copy of the Merger Agreement filed with the
              Commission does not include the schedules or exhibits thereto. The
              Company agrees to furnish such information supplementally to the
              Commission upon request.)

       4.1    Letter of Transmittal for holders of promissory notes of Isolagen
              Technologies, Inc.

       4.2    Letter of Transmittal for stockholders of Isolagen Technologies,
              Inc.

       4.3    Letter of Transmittal for stockholders of Gemini IX, Inc.

       16.1   Letter from Robison, Hill & Co. dated August 21, 2001.

       99.1   Copy of the Company's press release dated August 22, 2001.